UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2004

Denny’s Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

203 East Main Street, Spartanburg, SC	29319-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 597-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a special meeting held on August 25, 2004, the stockholders of Denny’s Corporation (the “Company”) approved an amendment to the Restated Certification of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.01 per share, from 100,000,000 shares to 135,000,000 shares, and the Company filed the amendment with the Secretary of the State of the State of Delaware on the same date. The Company’s Certificate of Amendment to the Restated Certificate of Incorporation to Increase Authorized Capitalization is filed herewith as Exhibit 3.1.

At a board meeting on August 25, 2004, the Board of Directors of the Company amended the Bylaws of the Company to change the title of the Bylaws from Advantica Restaurant Group, Inc. to Denny’s Corporation, and to delete the office of chairman of the board from the definition of officers of the Company contained in Article IV, Section 1 of the Bylaws. The Company’s Bylaws as amended are filed herewith as Exhibit 3.2.

On August 27, 2004, the Company filed a Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware (replacing and superseding all such prior certificates with respect to the Rights Agreement). The Board of Directors authorized the filing of this certificate at the August 25, 2004 board meeting pursuant to the reservation and redesignation of 135,000 shares of the Company’s preferred stock as Series A Junior Participating Preferred Stock in connection with the Rights Agreement dated as of December 15, 1998, as amended on July 2, 2004 and July 27, 2004, between the Corporation and Continental Stock Transfer and Trust Company as Rights Agent as a result of the increase in the number of authorized shares of the Company’s common stock described above. The Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock is filed herewith as Exhibit 3.3.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits.

The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation to Increase Authorized Capitalization dated August 25, 2004

3.2	Bylaws of Denny’s Corporation as amended through August 25, 2004

3.3	Certification of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock dated August 27, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENNY’S CORPORATION

By:	/s/ Rhonda J. Parish
Rhonda J. Parish
Executive Vice President, General Counsel and Secretary

Date: August 27, 2004

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation to Increase Authorized Capitalization dated August 25, 2004

3.2	Bylaws of Denny’s Corporation as amended through August 25, 2004

3.3	Certification of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock dated August 27, 2004